                        STATE STREET BOSTON CORPORATION

                      [Debt Securities] [Preferred Stock]
                       ---------------   ---------------

                             Underwriting Agreement
                             ----------------------



                                                              ____________, 1996

[Name and Address of
the Representative(s)
of the Underwriters]

Ladies and Gentlemen:

          From time to time State Street Boston Corporation, a Massachusetts corporation (the "Company"), proposes to enter into one or more Pricing Agreements in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firm or firms named in
Schedule I to the applicable Pricing Agreement (such firm or firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain (i) of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities"); or (ii) shares of its Preferred Stock (the "Shares"). The shares of Preferred Stock specified in such Pricing Agreement are referred to as "Firm Shares" with respect to such Pricing Agreement and the shares of Preferred Stock represented by such Pricing Agreement are referred to as the shares of "Designated Preferred Stock" with respect to such Pricing Agreement. If specified in such Pricing Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional number of shares of Preferred Stock, specified as provided in such Pricing Agreement as provided in Section 3 hereof (the "Optional Shares"). The Firm Shares and the Optional Shares, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively referred to as the "Designated Shares".

          The terms and rights of any particular issuance of Designated [Shares] [Securities] shall be as specified in the Pricing Agreement relating thereto [and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement].

          1. Particular sales of Designated [Shares] [Securities] may be made from time to time to the Underwriters of such [Shares] [Securities], for whom the firms designated as representatives of the Underwriters of such [Shares] [Securities] in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the

Company to sell any of the [Shares] [Securities] or as an obligation of any of the Underwriters to purchase the [Shares] [Securities]. The obligation of the Company to issue and sell any of the [Shares] [Securities] and the obligation of any of the Underwriters to purchase any of the [Shares] [Securities] shall be evidenced by the Pricing Agreement with respect to the Designated [Shares] [Securities] specified therein. Each Pricing Agreement shall specify the aggregate [principal amount of such Designated Securities] [number of Firm Shares, the maximum number of Optional Shares, if any], the initial public offering price of such [Designated [Securities], the purchase price to the Underwriters of such [Designated Securities] [Firm and Optional Shares or the manner for determining such price, the terms of the Designated Shares, including the terms on which and the terms of the securities into which the Designated Shares will be convertible or exchangeable], the names of the Underwriters of such Designated [Shares] [Securities], the names of the Representatives of such Underwriters [and the principal amount of such Designated Securities to be purchased by each Underwriter] [the number of Designated Shares to be purchased by each Underwriter and the commission] and shall set forth the date, time and manner of delivery of such Designated [Shares] [Securities] and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated [Shares] [Securities]. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

          2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) Two registration statements on Form S-3 (File Nos. 33-49885 and 33-______) in respect of the [Shares] [Securities] have been filed with the Securities and Exchange Commission (the "Commission"); such registration statements and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statements, but including all documents incorporated by reference in the prospectus contained in the latest registration statement, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statements or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of any such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statements or filed with the Commission pursuant to Rule 424(a) under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statements, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such parts of the registration statements became effective but excluding Form T-1, each as amended at the time such parts of the registration statements became effective, being hereinafter called the "Registration Statement"; the prospectus relating to the [Shares] [Securities], in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the

   Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated [Shares] [Securities] in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the published rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the published rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated [Shares] [Securities] through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such [Shares] [Securities];

          (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated [Shares] [Securities] through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such [Shares] [Securities];

          (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt (other than (i) issuances of capital stock upon exercise of options and stock appreciation rights, (ii) upon earn-outs of performance shares (iii) upon repayment of long-term debt in accordance with its terms and (iv) upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus and other than changes in the capital stock arising from repurchases of the Company's Common Stock, par value $1.00 per share, in accordance with the Company's share repurchase plan authorized by the Board of Directors of the Company) of the Company or any of its subsidiaries or any material adverse change or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

          (e) Each of the Company and State Street Bank and Trust Company (the "Bank") has been duly incorporated and is validly existing as a corporation or trust company in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation or trust company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

          (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of the Bank have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

          [(g) The Securities have been duly authorized, and, when Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities (as defined in Section 4 hereof), the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;]

          [(g) The Shares have been duly and validly authorized, and, when the Firm Shares are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Shares, and in the case of any Optional Shares, pursuant to Overallotment Options (as defined is Section 3 hereof) with respect to such Shares, such Designated Shares will be duly and validly issued and fully paid and non-assessable; the Shares conform to the description thereof contained in the Registration Statement and the Designated Shares will conform to description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Shares; and the holders of outstanding capital stock of the Company are not entitled to preemptive or other rights afforded by the Company to subscribe for any such Shares;]

          (h) The issue and sale of the [Shares] [Securities] and the compliance by the Company with all of the provisions of [the Securities], the Indenture,] this Agreement, [and] any Pricing Agreement [and each Overallotment Option], and the consummation

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   of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or the Bank is a party or by which the Company or the Bank is bound or to which any of the property or assets of the Company or the Bank is subject, nor will such action result in any violation of the provisions of the Articles of Organization, as amended, or the By-Laws of the Company or Certificate of Incorporation or By-laws of the Bank or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or the Bank or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the [Shares] [Securities] or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement [or the Indenture], except such as have been, or will have been prior to the Time of Delivery, obtained under the Act [and the Trust Indenture Act] and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the [Shares] [Securities] by the Underwriters;

          (i) The statements set forth in the Prospectus under the caption ["Description of Debt Securities"] ["Description of Preferred Stock"], insofar as they purport to constitute a summary of the terms of the [Shares] [Securities], and under the caption "Plan of Distribution", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

          (j) Except as set forth or contemplated in the Prospectus, there is not pending or, to the Company's knowledge, threatened, any actions, suits or proceedings to which the Company or any of its subsidiaries is a party, before or by any court or governmental agency or body, which, taking into account the likelihood of the outcome, the damages or other relief sought and other relevant factors, individually and in the aggregate, would reasonably be expected to result in any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

          (k) The Company is not and, after giving effect to the offering and sale of the [Shares] [Securities], will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (l) The Company is a bank holding company registered under the Bank Holding Company Act of 1956, as amended; and the Company and the Bank are in substantial compliance with, and conduct their respective businesses in substantial conformity with, all applicable laws and governmental regulations governing bank holding companies, banks and subsidiaries of bank holding companies, respectively;

          (m) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes; and

          (n) Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

          3. Upon the execution of the Pricing Agreement applicable to any Designated [Shares] [Securities] and authorization by the Representatives of the release of [such Designated Securities] [the Firm Shares], the several Underwriters propose to offer [such

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Designated Securities] [the Firm Shares] for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

          [The Company may specify in the Pricing Agreement applicable to any Designated Shares that the Company thereby grants to the Underwriters the right (an "Overallotment Option") to purchase at their election up to the number of Optional Shares set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.]

          [The number of Optional Shares to be added to the number of Firm Shares to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Shares shall be, in each case, the number of Optional Shares which the Company has been advised by the Representatives have been attributed to such Underwriter; provided that, if the Company has not been so advised, the number of Optional Shares to be added shall be, in each case, that proportion of Optional Shares which the number of Firm Shares to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Shares (rounded as the Representatives may determine to the nearest 100 shares). The total number of Designated Shares to be purchased by all of the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Shares set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Shares which the Underwriters elect to purchase.]

          4. [Certificates for the Firm Shares and the Optional Shares] [Designated Securities] to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in the funds specified in such Pricing Agreement, [all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such [Securities.] [(i) with respect to the Shares, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and
(ii) with respect to any Optional Shares, in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery". Each such time and date of delivery is herein called a "Time of Delivery".]

          5. The Company agrees with each of the Underwriters of any Designated [Shares] [Securities]:

          (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated [Shares] [Securities] in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated [Shares]

   [Securities] or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such [Shares] [Securities] and prior to the Time of Delivery for such [Shares] [Securities] which shall be disapproved by the Representatives for such [Shares] [Securities] promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such [Shares] [Securities], and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the [Shares] [Securities], of the suspension of the qualification of such [Shares] [Securities] for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such order preventing or suspending the use of any prospectus relating to the [Shares] [Securities] or suspending any such qualification, to use promptly its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such [Shares] [Securities] for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such [Shares] [Securities], provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the [Shares] [Securities] and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company, Rule 158); and

          (e) During the period beginning from the date of the Pricing Agreement for such Designated [Shares] [Securities] and continuing to and including the later of (i) the termination of trading restrictions for such Designated [Shares] [Securities], as notified to the Company by the Representatives and (ii) the Time of Delivery for such Designated [Shares] [Securities], not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated [Shares] [Securities] [(other than pursuant to employee stock option plans existing on, or upon the conversion of convertible or exchangeable securities outstanding as of, the date of the Pricing Agreement for such Designated [Shares] [Securities])] without the prior written consent of the Representatives.

          6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the [Shares] [Securities] under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the [Shares] [Securities]; (iii) all expenses in connection with the qualification of the [Shares] [Securities] for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (iv) any fees charged by securities rating services for rating the [Shares] [Securities]; (v) any filing fees incident to and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the [Shares] [Securities]; (vi) the cost of preparing the [Shares] [Securities]; [(vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities]; and (viii) all other costs and expenses incident to the performance of its obligations hereunder [or under any Overallotment Options] which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the [Shares] [Securities] by them, and any advertising expenses connected with any offers they may make.

          7. The obligations of the Underwriters of any Designated [Shares] [Securities] under the Pricing Agreement relating to such Designated [Shares] [Securities] shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated [Shares] [Securities] are, at and as of the Time of Delivery for such Designated [Shares] [Securities], true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus as amended or supplemented in relation to the applicable Designated [Shares] [Securities] shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) Sullivan & Cromwell, counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions (a draft of each such opinion is attached as Annex IIa hereto), dated the Time of Delivery for such Designated [Shares] [Securities], with respect to the incorporation of the Company, [the validity of the Indenture], the Designated [Shares] [Securities], the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) John R. Towers, General Counsel for the Company, shall have furnished to the Representatives his written opinion (a draft of such opinion is attached as Annex IIb hereto), dated the Time of Delivery for such Designated [Shares] [Securities], in form and substance satisfactory to the Representatives, to the effect that:

               (i) All of the issued shares of capital stock of the Company [(including the Designated Shares being delivered at such Time of Delivery)] have been duly and validly authorized and issued and are fully paid and non-assessable [and the Designated Shares conform to the description of the Preferred Stock contained in the Prospectus as amended or supplemented];

               (ii) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there is not pending or, to the Company's knowledge, threatened, any actions, suits or proceedings to which the Company or any of its subsidiaries is a party, before or by any court or governmental agency or body, which, taking into account the likelihood of the outcome, the damages or other relief sought and other relevant factors, individually and in the aggregate, would reasonably be expected to result in any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

               (iii) This Agreement and the Pricing Agreement with respect to the Designated [Shares] [Securities] have been duly authorized, executed and delivered by the Company;

               [(iv) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument and obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;]

               (v) The issue and sale of the Designated [Shares] [Securities] being delivered at such Time of Delivery and the compliance by the Company with all of the provisions of [the Designated Securities, the Indenture,] this Agreement and the Pricing Agreement with respect to the Designated [Shares] [Securities] and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or the Bank is a party or by which the Company or the Bank is bound or to which any of the property or assets of the Company or the Bank is subject, nor will such actions result in any violation of the provisions of the Articles of Organization, as amended, or By-Laws of the Company or the Certificate of Incorporation or By-laws of the Bank or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or the Bank or any of its properties except that such counsel need not express any opinion concerning the legal effect of compliance by the Company with the provisions of Section 8 of this Agreement;

               (vi) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated [Shares] [Securities] or the consummation by the Company of the transactions contemplated by this Agreement or such Pricing Agreement [or the Indenture], except such as have been obtained under the Act [and the Trust Indenture Act] and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated [Shares] [Securities] by the Underwriters; and

               (vii) The statements set forth in the Prospectus under the caption ["Description of Debt Securities",] ["Description of Preferred Stock"] insofar as they purport to constitute a summary of the terms of [the Preferred Stock and the Shares] [the Securities] and under the caption "Plan of Distribution", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

               (viii) The Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

               (ix) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and nothing has come to the attention of such counsel that would lead such counsel to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

          (c) Ropes & Gray, counsel for the Company, shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex IIc hereto), dated the Time of Delivery for such Designated [Shares] [Securities], in form and substance satisfactory to the Representatives, to the effect that:

               (i) Each of the Company and the Bank has been duly incorpo rated and is validly existing as a corporation or trust company in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

               (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented; and all of the issued shares of capital stock of the Bank have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned, to the best of such counsel's knowledge, directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (iii) This Agreement and the Pricing Agreement with respect to the Designated [Shares] [Securities] have been duly authorized, executed and delivered by the Company;

               [(iv)   The Designated Shares being delivered at such Time of
          Delivery have been duly and validly authorized and issued and are fully paid and non-assessable and the Designated Shares conform to the description of the Preferred Stock contained in the Prospectus as amended or supplemented];

               [(iv) The Designated Securities have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding and enforceable obligations of the Company subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and are entitled to the benefits provided by the Indenture; and the Designated Securities and the Indenture conform to the descriptions thereof in the Prospectus as amended or supplemented;]

               [(v) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act; and]

               (vi) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery [for the Designated Securities] (other than the financial statements, including the notes and schedules thereto, and any financial data set forth or referred to in the Registration Statement or the Prospectus that is derived from the Company's accounting books and records, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act [and the Trust Indenture Act] and the published rules and regulations thereunder; nothing has come to their attention which would lead them to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements, including the notes and schedules thereto, and any financial data set forth or referred to in the Registration Statement or the Prospectus that is derived from the Company's accounting books and records, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of

          Delivery (other than the financial statements, including the notes and schedules thereto, and any financial data set forth or referred to in the Registration Statement or the Prospectus that is derived from the Company's accounting books and records, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements, including the notes and schedules thereto, and any financial data set forth or referred to in the Registration Statement or the Prospectus that is derived from the Company's accounting books and records, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

          (e) On the date of the Pricing Agreement for such Designated [Shares] [Securities] and at the Time of Delivery for such Designated [Shares] [Securities], the independent accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the date of the Pricing Agreement (a draft of such letter is attached as Annex IIIa hereto) for such Designated [Shares] [Securities], and a letter dated such Time of Delivery (a draft of such letter is attached as Annex IIIb hereto), respectively, in such form and substance as the Representatives may reasonably request;

          (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any change in the capital stock or long-term debt (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated [Shares] [Securities] on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated [Shares] [Securities];

          (g) On or after the date of the Pricing Agreement relating to the Designated [Shares] [Securities] (i) no downgrading shall have occurred in the rating accorded the

   Company's or the Bank's debt securities or preferred stock by Standard and Poor's Corporation, Moody's Investors Service, Inc. or Thomson Bankwatch, and
   (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's or the Bank's debt securities or preferred stock;

          (h) On or after the date of the Pricing Agreement relating to the Designated [Shares] [Securities] there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange, (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated [Shares] [Securities] on the terms and in the manner contemplated by the Prospectus as amended and supplemented relating to the Designated [Shares] [Securities]; and

          (i) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement.

          (j) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated [Shares] [Securities] a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Representatives may reasonably request.

          8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the [Shares] [Securities], or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the [Shares] [Securities], or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated [Shares] [Securities] through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such [Shares] [Securities]; provided, however, that the Company shall not be liable to any Underwriter under this Section 8(a) with respect to any Preliminary Prospectus or any amendment or supplement thereto to the extent that any such loss, claim, damage, liability or expense of such Underwriter results from the fact such Underwriter sold Designated [Securities] [Shares] to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the

Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage, liability or expense of such Underwriter results from an untrue statement or omission of a material fact contained in a Preliminary Prospectus or amendment or supplement thereto and was corrected in the Prospectus (excluding documents incorporated by reference) or in the Prospectus as then amended or supplemented (excluding documents incorporated by reference) and which was identified in writing at such time to such Underwriter.

          (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the [Shares] [Securities], or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the [Shares] [Securities], or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated [Shares] [Securities] on the other from the offering of the Designated [Shares] [Securities] to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated [Shares] [Securities] on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated [Shares] [Securities] underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omis sion or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated [Shares] [Securities] in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such [Shares] [Securities] and not joint.

          (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

          9. (a) If any Underwriter shall default in its obligation to purchase [the Designated Securities] [the Firm Shares or Optional Shares] which it has agreed to purchase under the Pricing Agreement relating to such [Shares] [Designated Securities], the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such [Shares] [Designated Securities] on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such [Firm Shares or Optional Shares, as the case may be] [Designated Securities], then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such [Shares] [Designated Securities] on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such [Shares] [Designated Securities], or the Company notifies the Representatives that it has so arranged for the purchase of such [Shares] [Designated Securities], the Representatives or the Company shall have the right to postpone the Time of Delivery for such [Shares] [Designated Securities] for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the

Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated [Shares] [Securities].

          (b) If, after giving effect to any arrangements for the purchase of the [ Firm Shares or Optional Shares, as the case may be] [Designated Securities] of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate [number of such Shares] [principal amount of such Designated Securities] which remains unpurchased does not exceed one-eleventh of the aggregate [aggregate amount of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery] [principal amount of the Designated Securities], then the Company shall have the right to require each non-defaulting Underwriter to purchase the [principal amount of Designated Securities] [number of Firm Shares or Optional Shares, as the case may be,] which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated [Shares] [Securities] and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the [principal amount of Designated Securities] [the number of Firm Shares and Optional Shares, as the case may be,] which such Underwriter agreed to purchase under such Pricing Agreement) of the [Designated Securities] [Firm Shares or Optional Shares, as the case may be] of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the [ Firm Shares or Optional Shares, as the case may be] [Designated Securities] of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate [number of such Shares] [principal amount of such Designated Securities] which remains unpurchased exceeds one-eleventh of the aggregate [aggregate amount of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery] [principal amount of the Designated Securities], as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase [Designated Securities] [Firm Shares or Optional Shares, as the case may be,] of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such [Designated Securities] [Firm Shares or the Overallotment Option relating to such Optional Shares, as the case may be,] shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the [Shares] [Securities].

          11. If any Pricing Agreement [or Overallotment Option] shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated [Shares] [Securities] covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason Designated [Shares] [Securities] are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disburse ments of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated [Shares] [Securities], but the Company shall then be under no further liability to any Underwriter with respect to such Designated [Shares] [Securities] except as provided in Section 6 and
Section 8 hereof.

          12. In all dealings hereunder, the Representatives of the Underwriters of Designated [Shares] [Securities] shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

          All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

          13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the [Shares] [Securities] from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

          15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

          If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof.

                                    Very truly yours,

                                    STATE STREET BOSTON CORPORATION


                                    By:_______________________________________
                                        Name:
                                        Title:


Accepted as of the date hereof:

[Name or Representative(s)]



By:_______________________________
    Name:
    Title:

                                                                         ANNEX I
                               Pricing Agreement
                               -----------------



[Name and Address of
the Representative(s)
of the Underwriters]


                                                                 ........., 19..



Ladies and Gentlemen:

          State Street Boston Corporation, a Massachusetts corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated ........, 19.. (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the [Shares] [Securities]] specified in Schedule II hereto (the "Designated [Shares] [Securities]") [consisting of Firm Shares and Optional Shares]. Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in
Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated [Shares] [Securities] which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated [Shares] [Securities] pursuant to
Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

          An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated [Shares] [Securities], in the form heretofore delivered to you is now proposed to be filed with the Commission.

          Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the [principal amount of Designated Securities] [the number of Firm Shares] set forth opposite the name of such Underwriter in Schedule I hereto [and, in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Shares as to which such election shall have been exercises].

          [The Company hereby grants to each of the Underwriters the right to purchase at their election the number of Optional Shares set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representative and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.]

          If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Under writing Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representa tives as to the authority of the signers thereof.

                                       Very truly yours,

                                       STATE STREET BOSTON CORPORATION


                                       By:..............................
                                          Name:
                                          Title:



Accepted as of the date hereof:


[Name or Representative(s)]



By:................................
    Name:
    Title: